UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934
Date of Report (Date of earliest event reported):

July 17 2015

SYNERGETICS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

State or Other Jurisdiction of Incorporation

000-53703

98-0531819

(Commission File Number)

(Employer Identification

Number)

6300 8th Street

Vero Beach, Florida 32968

(Address of principal executive offices, zip code)

888-400-2860
Registrant’s telephone number, including area code
11 Preswick Dr.
Medford, N.J. 08055
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 1

Registrant’s Business and Operations

ITEM 1.01 Creation of Medea Labs, Inc.

On July 10, 2015, the Board of Directors ratified the creation of Medea Labs, Inc., a Florida corporation, as a subsidiary of the Company. The subsidiary will focus on the development and design of nutriceuticals and natural supplements.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Michael R. Wiechnik resigned as President and Chief Executive Officer as well as a member of the Board of Directors. Mr. Wiechnik resigned as a result of the Company's change in focus to social media, an area where his expertise was no longer of value to the Company. Mr. Wiechnik had no disputes with the Company.

On July 10, 2015, the sole remaining member of the Board of Directors, Paul Lisak, appointed Darrell L. Peterson as the Chief Executive Officer and member of the Board of Directors pursuant to the Bylaws of the Company additionally he may act in other executive positions as may be required on a temporary basis.

Familial Relationships

There are no familial relationships between Mr. Darrell L. Peterson and the Company. Biographical Information

Darrell L. Peterson, Director, Chief Executive Officer. Mr. Peterson has over 20 years experience consulting, developing and turning around public and private enterprises. Mr. Peterson has consulted and advised clients in reorganization under Chapter 11 of the Bankruptcy Code with 100% positive results either through the sale or restructuring of the businesses over the last 7 years. Prior to that, Mr. Peterson developed and implemented a private start-up company in the hurricane shutter business with proprietary products achieving over $8.0 million in annual revenues in 20 months. Mr. Peterson has served as a Chief Executive Officer and Chief Financial Officer in two separate public companies over a 7 year period developing retail and wholesale business plans with several “big box” customers on a national basis. Mr. Peterson began his career in public accounting with Peat Marwick, (now KPMG) and specialized in financial institutions and commercial audits. Mr. Peterson is a cum laude graduate from Long Island University, CW Post Center with a B.S. Degree in Accounting. Mr. Peterson was chosen to be a Director and Executive Officer based on his wide range of experience in finance and business development across a number of industries including; real estate development, manufacturing, retail sales, construction and web media.

Ownership of Certain Directors and Management Mr. Peterson owns -0- shares in the Company.

Litigation

During the past ten years, Darrell L. Peterson has not been the subject of the following events:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.

Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii)

Engaging in any type of business practice; or

iii)

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)

Any Federal or State securities or commodities law or regulation; or

ii)

Any law or regulation respecting financial institutions or

insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are no Material Plans, Contracts or other Arrangements between the Company and Mr. Peterson at this time however, it is contemplated that the Board of Directors will review and execute an employment agreement with Mr. Peterson during the next thirty (30) days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNERGETICS, INC.

Date: July 17 , 2015

/s/ Darrell L. Peterson

Darrell L. Peterson

Chief Executive and Financial Officer

Endnotes

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